MariMed Inc.

May 2022

MariMed Inc.

Improve people's lives every day through our products, our actions, and our values.


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INDICA DOMINANT HYBRID

About Us


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BOOBERRY COOKIES
INDICA DOMINANT HYBRID

Publicly Traded Multi-State Operator (OTCQX: MRMD) in Attractive Markets

Operational Expertise: Cultivation, Production & Dispensaries

Award-winning & Top-selling Brands

Profitable, Financially Strong, Poised for Growth

Disciplined Financial Leadership

- Sustainable revenues and profits, delivering shareholder value
  - ✓ Disciplined approach to all spending
  - ✓ Track record of consistent revenue and EBITDA growth
  - ✓ One of the strongest EBITDA margins in the industry

- Clean balance sheet to support growth
  - ✓ Positive operating and free cash flow
  - ✓ Strong working capital position

- Disciplined approach to M&A and other capital investments

- Focused Strategic Growth Plan to further drive revenues and profitability



Strong Financial Results

- Q122 Revenue & Adj. EBITDA growth of 27% and 29%, respectively, YoY
- Q122 Adj. EBITDA Margin of 33.1%

- FY 2021 Revenue & Adj. EBITDA growth of 139% and 144%, respectively, YoY
- 2021 Adj. EBITDA Margin of 35.5% , among highest in the industry



Quarterly View
$35
$30
$25
$20
$15
$10
$5
$0
Q122
Q121
Revenue
Adj. EBITDA
Annual View
$140
$120
$100
$80
$60
$40
$20
$0
2021
2020
Revenue
Adj. EBITDA

($ in millions)

2022 Guidance: $145-$150M Revenue, $47-$52M Adj. EBITDA

Experienced Leadership Team

- Tenured and validated management team
- Strong track record of winning licenses
- Portfolio of award-winning brands
- Developed >300k SF of cultivation, processing and dispensary facilities
- Designed, developed, and implemented SOPs for state-of-the-art cannabis operations
- Company culture focused on collaboration, innovation, and social justice



National Footprint in Attractive States

6	7	4	5	1
States	Operating Dispensaries	Dispensaries Under Development	Operational Cultivation and Production Facilities	Cultivation and Production Under Development

Maryland

1 Cultivation/Processing
1 Dispensary under construction
*Maximum dispensaries is 4

Illinois

4 Dispensaries operational
1 Craft Grow under construction
*Maximum dispensaries is 10

Massachusetts

1 Dispensary operational
2 Dispensaries under construction
1 Cultivation/Processing
MariMed HQ
*Maximum dispensaries is 3 adult-use & 3 medical

Delaware*

2 Dispensaries operational
2 Cultivation/Processing

Nevada*

1 Cultivation

Ohio

1 Provisional Dispensary License

*Maximum dispensaries is 5

* Currently, MariMed earns revenue through management fees, rent, and licensing agreements in the state.

Craft Cannabis At Scale

- Expansive library of world class genetics
- Proven agricultural techniques blended with the latest technologies
- Personal attention to each plant







Exceptional Customer Experience at Retail

- Highest quality brands & products
- Budtender & retail personnel training programs
- Customer education & counseling
- Upscale design & safe environment
- Proprietary technology enables faster transaction times
- Home delivery in Massachusetts



Trusted Quality Brands & Products

Betty's Eddies EST. 2014

Nature's Heritage Cannabis

TIKUN
trytikun.com

THRIVE

Vibations

FUSION

TROPIZEN

FSC First State Compassion

Panacea Wellness

Bubby's Baked

HEALER

KIND Therapeutics USA

Building Buzz - World's Largest Pot Brownie

5 Billion Media Impressions

- Jimmy Kimmel Live!
- Saturday Night Live
- The Late Show with Stephen Colbert
- People
- The Boston Globe
- USA Today
- Adweek — Top 5 Cannabis Marketing Moves of 2021
- Vice
- High Times



WORLD'S LARGEST CANNABIS-INFUSED BROWNIE
20,000 MG OF FULL-SPECTRUM PURE GOODNESS
BUBBY'S BAKED
212 lbs. butter • 182 lbs. cocoa powder • 81 lbs. flour • 2 lbs. baking powder
1,344 eggs • 5.3 lbs. vanilla extract
850 total lbs.
15 inches
3 feet
3 feet

.... and 1,000+ more in 43 countries

Strategic Plan Focused on Growth Drivers

I. ACQUIRE & CONSOLIDATE CLIENT BUSINESSES

Consolidate existing managed client businesses into public company operations

PROGRESS

- Maryland closed. Consolidated late April.
- Delaware TBD (subject to changes in state laws)

II. INCREASE REVENUE IN EXISTING STATES

Adding assets and increasing capacity of cultivation and production facilities. Our goal is to be vertically integrated in the states where we operate in order to improve margins

PROGRESS

- MA: 2 dispensaries targeted for late ‘22, and expand cultivation facility in late ‘23
- IL: Cultivation & production facility under construction, target completion early ‘23
- DE: Develop additional 40,000SF cultivation and processing facility
- MD: 1 dispensary targeted for July, ’22, 40,000SF expansion of cultivation facility targeted for early ‘23

Strategic Plan Focused on Growth Drivers

III. EXPAND FOOTPRINT IN ADDITIONAL STATES

Secure new licenses though applications and M&A

PROGRESS

- M&A discussions with businesses in several high-growth states
- Won lottery for provisional dispensary license in OH
- Supporting new applications in CT, NJ, and NY

IV. EXPAND BRAND PORTFOLIO AND LICENSING REVENUE

PROGRESS

- Adding new, innovative products
- Expanding licensing and distribution into additional states

Potential To More Than Triple Revenue With Existing Footprint[1]

Acquire & Consolidate Client Businesses	Est. Annualized Revenue
• Delaware (TBD) and Maryland (completed)	$40M - $65M
Maximize Footprint in Existing States	
• Expansion to increase capacity in MA, MD	$50M - $85M
• Add 12 dispensaries: IL (6) MA (2), MD (4)	$100M - $180M
• Construction of grow/processing facility in IL	$10M - $20M
Est. Additional Annualized Revenue = $200M - $350M (Timing TBD)	
Expand Footprint to Additional States	
• M&A: Potentially AZ, CT, MO, MD, NV, OH	TBD
• Won lottery for OH provisional dispensary license	TBD
• New Applications: CT, NJ, NY	TBD
Expand Brand Portfolio & Licensing Revenue	
• Expand manufacturing & distribution in additional states	TBD

1. $350M in incremental revenue would lead to >380% growth versus 2021 reported revenue of $122M.

What Differentiates MariMed?

- Tenured and validated leadership team
- Financial discipline, clean balance sheet with positive cash flow
- Developed our own businesses and consolidate
- Focus on quality – craft cultivation at scale
- Portfolio of award-winning brands

MariMed Selected Financials
($000)

	2020	2021	2022 Guidance
Revenue	$ 50,895	$ 121,464	$145M - $150M
Gross Profit	$ 31,325	$ 66,263	
Gross Margin	61.5%	54.6%	In-line with 2021
Growth Rates			
Revenue (Y/Y)	12%	139%	
Adj. EBITDA	$ 17,706	$ 43,134	$47M - $52M
Ad. EBITDA Margin	34.8%	35.5%	
Cash On Hand	$ 2,999	$ 29,683	
Operating Cash Flow	$ 3,380	$ 35,855	
CAPEX	$ (4,688)	$ (17,874)	($25,000)
Free Cash Flow	$ (1,308)	$ 17,981	

MariMed Selected Financials

($ in thousands)	Three Months Ended March 31, 2022	2021	YoY Change (%)
Revenues	$ 31,282	$ 24,643	27%
Gross Profit	$ 16,976	$ 13,186	29%
Gross Margin	54.3%	53.5%	
Operating Expenses	$ 9,927	$ 6,148	61%
Non-GAAP Adj. EBITDA[1]	$ 10,362	$ 8,033	29%
Non-GAAP Adj. EBITDA Margin[1]	33.1%	32.6%	
Cash Provided By Operations	$ 8,490	$ 6,759	26%
Working Capital	$ 20,129	$ 17,390	16%

1. Please see the reconciliations of non-GAAP financial measure to the most directly comparable GAAP measures in the Company's earnings release filed on May 10, 2022.

MariMed Capitalization Table (as of Mar 31, 2022)

(shares in millions)

Total Basic Shares Outstanding	**335.6**
Potentially Dilutive Securities:	
Series B Preferred Stock	4.9
Series C Preferred Stock	31.1
Issued Options	39.8
Issued Warrants	26.4
Total Potentially Dilutive Shares	**102.2**
Total Diluted Shares Outstanding	**437.7**

Important Disclaimer & Cautions Regarding Forward-Looking Statements

This presentation does not constitute an offer to sell or a solicitation of an offer to buy securities or assets of MariMed Inc. ("MariMed" or the "Company"). All information presented herein with respect to the existing business and the historical operating results of MariMed, and estimates and projections as to future operations, are based on materials prepared by the management of the Company and involve significant elements of subjective judgment and analysis which may or may not be correct. The Company makes no representations or warranties, expressed or implied, as to the accuracy or completeness of this information.

In furnishing this information, MariMed reserves the right to amend or replace some or all of the information herein at any time and undertakes no obligation to provide the recipient with access to any additional information. Nothing contained herein is or should be relied upon as a promise or representation as to the future.

This information includes certain statements, estimates and projections provided by MariMed with respect to its anticipated future performance. Such statements, estimates and projections constitute forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those contemplated by the forward-looking statements.

The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The recipient of this information is cautioned not to place undue reliance on forward-looking statements. No representations or warranties are made as to the accuracy of such forward-looking statements or whether any of the projections included herein will be realized.

MariMed Inc.


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Thank you!

Company Contact:
Steve West
Vice President, Investor Relations

IR@marimedinc.com